Exhibit 32(a), Form 10-K

Kansas City Life Insurance Company

KANSAS CITY LIFE INSURANCE COMPANY

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Year Ended 2010

The undersigned certify that the registrant’s Form 10-K report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that information contained in the report fairly represents, in all material respects, the financial condition and results of operations of the registrant.

/s/ R. Philip Bixby
R. Philip Bixby President, Chief Executive Officer, and Chairman of the Board

/s/ Tracy W. Knapp
Tracy W. Knapp Senior Vice President, Finance Date: February 28, 2011